                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A
                                (Amendment No. 2)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 7, 2002



                                 aaiPharma Inc.
                                 --------------
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                        0-21185                 04-2687849
 ---------------------------    ------------------------   --------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                      Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address, if changed from last report)

         Item 7. Financial Statements and Exhibits.

         (a) and (b) Audited special purpose statements of product contribution for the Darvon product line for the years ended December 31, 1999, 2000, and 2001 and unaudited pro forma financial statements were included in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 11, 2002.

         (c)      Exhibits

         Exhibit No.       Exhibit
         -----------       -------
              2.1*         Assignment, Transfer and Assumption Agreement dated
                           as of February 18, 2002 between NeoSan
                           Pharmaceuticals, Inc. and Eli Lilly and Company

              2.2* Manufacturing Agreement dated as of February 18, 2002 between NeoSan Pharmaceuticals, Inc. and Eli Lilly and Company (incorporated by reference to Exhibit 2.2 to Amendment No. 1 to our Current Report on Form
                           8-K/A dated April 12, 2002)

              23.1**       Consent of Ernst & Young LLP

         ----------------

         * Certain information in this document has been omitted pursuant to a request for confidential treatment dated June 14, 2002 submitted to the Secretary of the Securities and Exchange Commission.

         **       Filed in our Current Report on Form 8-K filed with the
         Securities and Exchange Commission on March 11, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2002

                           aaiPharma Inc.


                           By:   /s/ Gregory S. Bentley
                               ------------------------------------------------
                                Gregory S. Bentley
                                Executive Vice President and General Counsel

                                  Exhibit Index


     Exhibit                                Description
     -------                                -----------
  Exhibit 2.1*             Assignment, Transfer and Assumption Agreement dated
                           as of February 18, 2002 between NeoSan
                           Pharmaceuticals, Inc. and Eli Lilly and Company

----------------------------

* Certain information in this document has been omitted pursuant to a request for confidential treatment dated June 14, 2002 submitted to the Secretary of the Securities and Exchange Commission.


                                      II-2